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                                                                Exhibit No. 23.4



               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT
               -------------------------------------------------



Board of Directors
Cogentrix Energy, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP


Billings, Montana
March 12, 1999